UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09152

The STAAR Investment Trust

 (Exact name of registrant as specified in charter)

604 McKnight Park Dr., Pittsburgh, PA 15237

 (Address of principal executive offices) (Zip code)

Andre Weisbrod

The STAAR Investment Trust

604 McKnight Park Drive

Pittsburgh, PA 15237

 (Name and address of agent for service)

Registrant's telephone number, including area code: (412) 367-9076

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Staar Alternative Categories Fund       (SITAX)

Staar General Bond Fund                     (SITGX)

Staar International Fund                       (SITIX)

Staar Larger Company Stock Fund      (SITLX)

Staar Short-Term Bond Fund               (SITBX)

Staar Smaller Company Stock Fund   (SITSX)

December 31, 2013

Dear Shareholders:

The U.S. economy weathered political gamesmanship and burgeoning debt to grow an estimated 1.7%-1.8% in 2013 with a stronger than expected surge in the third quarter.  The official inflation rate (CPI) remained low.   Consumer and business confidence grew, unemployment improved slightly and overall the economy improved modestly.

It was a surprisingly outstanding year for US stocks and a very good year for the overall developed market International stocks.  But International emerging markets lagged and gold and silver plummeted.

U.S. stocks were the place to be in 2013 with the best single-year returns since the 1990’s.   Foreign stocks did reasonably well, but trailed the U.S. markets considerably.   Real estate showed only modest gains after giving back much of 2012’s advances.  Bonds and cash were negative to flat.   Gold and precious metals were among the worst investments.

We participated in the strong stock market, but in hindsight we were a bit too conservative.  We thought the risks were significant and expected a market correction that did not arrive.  Our equity funds trailed their benchmark indices.  Our bond funds kept pace with or outperformed their benchmarks.

Looking forward, there are always risks that should be considered.  Systemic risks include global government debt problems, acts of terror, inflation and higher interest rates or a large private sector failure, any of which could trigger a bear market and/or a recession.    Overall, barring one of these surfacing or some unknown event, we are cautiously optimistic about stocks in 2014 with modest expectations for average or slightly below average returns.

Economic growth in the U.S. is expected to rise at annual rate of 2.5%-2.6% in 2014, an improvement over 2013.  The Federal Reserve is moving to “taper” its bond-buying activity while still keeping interest rates low.  Inflation is likely to remain tame but we expect some increases.   Unemployment is likely to improve only modestly.  Consumer and business confidence are likely to remain mostly positive.

The question for stocks is whether sales and earnings growth will be able to justify higher prices.  We think a repeat of 2013 is unlikely, but an average total return year of 8%-10% for larger companies and 9%-12% for smaller companies is very possible.   But we will not be surprised to see a healthy correction along the way.

We think 2014 could see foreign stocks, including those of emerging markets (which were slightly negative in 2013) do better than U.S. stocks.  But investors are still eschewing emerging markets, which we think look undervalued.

Real estate may continue to be slower, but we can see returns in the 6%-10% range for U.S.  and some foreign  REITs.   Real estate continues to be an important part of portfolio diversification.

The best case scenario for bonds is that rates will continue to stay low, in which case bonds are likely to create returns in line with their yields, .3% - 3%.   If inflation increases and/or bond holders demand higher rates, the bond market could experience negative returns in the -1% to – 5% range.  However, we tend to think interest rates will not rise much in 2014, so losses, if any, should be minimal, especially for portfolios of limited maturity.  We have maintained and will continue to maintain shorter-term maturities.

We see the losses in gold and silver leveling off with a modest potential rebound in the 5%-10% range, assuming no significant “fear” events occur.  Higher gains would require greater economic uncertainty and fear or a return to inflation and rising interest rates.

I would like to take a moment here and re-iterate our investment philosophy.  I have learned over 18 years of fund management and over 32 years in the financial business, that there are times when you will underperform and look stupid and times where you will actually look very smart.  Our philosophy centers on the following points:

•

We invest for longer-term goals – 3-5 years and longer.  Among the criteria for selecting core funds, ETFs and individual stocks are management and its history; diversification; risks vs. upside potential for the next 1, 3 and 5 years.  To evaluate any investment philosophy it should be viewed over longer periods of time.  I’m happy to look short-term stupid if I’m long-term right.

•

We would rather err on the side of being too conservative.  Unlike most mutual funds, we are not shy in keeping higher cash positions.  This served us very well during the 2000-20012 and 2008-2009 bear markets, during which we saved clients and shareholders from the worst losses.  If you lose 10% you only need to make 11.1% to get your money back.  If you lose 20% it takes a 25% return to break even.  But if you lose 50%, which many people did during these periods, you have to make 100% to get back to even!  Will Rogers put it this way: “I am less concerned about the return on my money than I am the return of my money.”

•

Short-term comparisons to indexes may be de rigueur in the industry, but can be misleading and cause behavior that may be counter-productive.    Indexes do not consider individual goals and situations; they don’t have expenses; they don't have to keep cash handy and respond to shareholder deposits and redemptions; and they make no changes when market and economic conditions change.

I can only end this with a heartfelt expression of gratitude for our many blessings, not the least of which have been our many loyal clients and shareholders who have been with us through the good bad and the ugly.  It’s a crazy world and, God willing, we will continue to do our best to navigate our financial affairs with sound principles and wisdom.

On behalf of the staff and trustees, thank you!  And may your 2014 be as productive and happy as can be!

Sincerely,

J. André Weisbrod

Chairman of the Board of Trustees of the STAAR Investment Trust

President and CEO of STAAR Financial Advisors, Inc.

Management Discussion of the Funds’ Performance

AltCat Fund Management Discussion of Performance

Our cautious cash position coupled with poor performance in the emerging markets sectors were the primary reasons the fund (+20.01%) underperformed its benchmark world stock index (+22.80%) for 2013.

Our best performing positions owned at the beginning of the year were Inventure Foods (+104.3%), Bristol Myers Squibb (+68.5%), VF Corp (+67.6%), iShares Nasdaq Biotechnology ETF (+65.49%), iShares Microcap ETF (+45.39%), Vanguard Health Care Fund (+43.19%), iShares S&P Small-Cap 600 Growth ETF (+42.62%), iShares US Health Care ETF (+41.28%), WisdomTree Mid-Cap Earnings ETF (+40.19%), iShares Russell 2000 ETF (+38.85%), Live Oak Health Sciences Fund (+38.84%), and Amphenol (+38.78%).

Positive additions to the portfolio during the year included 3D Systems Corporation, United Rentals, Inc., Parexel International Corporation, Antero Resources Corp and Agilent Technologies, Inc.

Underperformers included BLDRS Emerging Markets 50 ADR Index ETF (-4.96%), the Permanent Portfolio Fund (-2.02%), Federated Prime Obligations Fund (+0.05%), BRF SA ADR (+0.12%), EMC Corporation (+0.20%), Southern Co. (+0.73%), iShares Singapore ETF (+0.96%), iShares US Real Estate ETF (+1.05%), Vanguard REIT ETF (+2.42%), SPDR S&P Emerging Asia (+2.79%), SPDR Dow Jones Global Real Estate ETF (+2.86%), iShares MSCI Australia ETF (+3.74%), ICU Medical, Inc. (+4.56%), American Tower Corp (+4.72%), Matthews Asian Growth & Income Fund (+4.83%), iShares MSCI Malaysia ETF (+7.09%) and Anadarko Petroleum Corp (+7.47%)

Positions added during the year that did not perform to expectations included One Liberty Properties, Inc., Boston Properties, Inc., Adecoagro SA and HCP Inc.

Overall we think stock prices, especially in the United States, have risen significantly and valuations are above average, which may limit gains over the next year or two.  We also will not be surprised to see a correction of 10% or greater, perhaps in 2014.  Overseas, especially in emerging markets, we see better valuations.  We have confidence in the private sector and for the most part businesses are acting in a productive environment.  Overall expectations are for modest but improving GDP growth in 2014.

However, we remain concerned about systemic risks abroad and at home.  Burgeoning government debt is likely to create at least headwinds to sustained growth.  Sooner or later bills must be paid and if there are not enough real assets backing debts, future monetary crises are likely.  Two negative scenarios could occur; deflation if a crisis caused a deep recession/ depression or significant inflation that could hearken back to the 1970’s and early 1980’s.  Finding a stable balance will be the tricky fiscal policy goal.  Can economic growth increases coupled with governmental spending restraint be enough to reverse debt ratios and avoid a painful reckoning?  We will be watching carefully.

General Bond Fund Management Discussion of Performance

Continuing slow economic growth coupled with aggressive Federal Reserve actions were not enough to prevent a modest increase in interest rates.  When rates rise, bond values go down.  We have kept our average maturities shorter, which allowed the GBF (-.68%) to beat its primary index (-.86%) and the Morningstar Intermediate Bond Funds category average (-1.42%).  We think that interest rates are likely to remain in a lower range through 2014 but we also see continued pressure for rising interest rates.  We think the fund is well positioned to create a reasonable yield yet be able to adjust to upward rate trends.

International Fund Management Discussion of Performance

International stocks did not fare as well as U.S. stocks did during 2013.  Emerging markets were especially disappointing and saw negative returns.  The STAAR International Fund includes an allocation to emerging markets as part of its long-term strategy.  That, plus a significant cash position, caused the Fund to underperform.   Ironically some emerging market economies are in better financial condition than many developed countries.  However, less foreign capital infusions and tighter credit will continue to inhibit robust growth near-term.  The question is, when will investors again embrace the emerging markets?   When they do the upside is excellent.

Mature markets are a mixed bag.  Some European countries are recovering nicely while others remain depressed.  Asian markets also vary in condition and outlook.  China is going through significant growing pains, which has effects across the region as well as in supplier countries such as Australia.

Our best performing positions were Pengrowth Energy Trust (+34.13%). Textainer Group Holdings, Ltd (+33.73%), WisdomTree International SmallCap Dividend ETF (+27.41%), iShares Switzerland ETF (+26.47%), and Putnam International Capital Opportunities Fund (+23.77%).  Positions added during the year that performed well included iShares MSCI Frontier 100 ETF iShares Sweden ETF, Statoil ASA ADR, Adecoagro and Elephant Talk communications Corp.

Our most disappointing positions included iShares Brazil ETF (-17.00%), Potash Corporation (-16.07%), iShares Latin America 40 ETF (-12.53%), WisdomTree India earnings ETF (-8.75%), BLDRS Emerging Markets 50 ADR ETF (-4.96%), iShares MSCI Emerging markets ETF (-3.14%), Templeton Developing markets Fund (-1.26%), Federated Prime Obligations Fund (+0.05%), BRF SA ADR (+0.12%), iShares MSCI Singapore ETF (+0.96%) and SPDR S&P Emerging Asia Pacific ETF (+2.79%).

Going forward we think an International allocation is appropriate for most investor portfolios.  Not only will there be times when foreign economies and companies do better than the U.S., but International positions help hedge portfolio values against currency valuation risks.  Our goal is to organize the portfolio in such a manner as to return the Fund to the superior performance it achieved during the 2000-2011 period.

Larger Company Stock Fund Management Discussion of Performance

Large company U.S. stocks as represented by the S&P 500 (+32.39%) experienced the first above 30% year since 1997 (+33.36%).  The Larger Company Fund (+25.65%) trailed the S&P 500 due to its cash position and the disappointing performance of some of its core fund holdings.  Going forward we have added positions that we think offer opportunities to create above average returns over 2-5 year periods and we are evaluating our core fund holdings.  For our outlook on markets, see the Management discussion for the AltCat Fund.

Our best performing positions were VF Corp (+67.6%), iShares Nasdaq Biotechnology ETF (+65.5%), Microchip Technology, Inc (+41.65%), iShares US Health Care ETF (+41.3%), Amphenol (+38.8%), iShares US medical Devices ETF (+37.76%), Wells Fargo & Co (+36.19%), Mairs & Power Growth Fund (+35.64%), iShares Russell Mid-Cap Growth ETF (+35.44%) and the Heartland Select Value Fund (+35.03%).  Positive additions during the year included 3D Systems Corporation, United Rentals Inc., Antero Resources and Agilent Technologies.

Underperforming positions included First Energy Corp (-15.76%), Federated Prime Obligations Fund (+0.05%), EMC Corporation (+0.20%), Southern Company (+0.73%), iShares US Real Estate ETF (+1.05%), Vanguard REIT Index ETF (+2.42%), American Tower Corp (+4.72%), Market vectors Agribusiness ETF (+4.83%), Anadarko Petroleum Corp (+7.5%), PPL Corp (+10.23%), Apache Corporation (+10.46%), and iShares North American Natural Resources Fund (+15.89%).  New positions added during the year that underperformed included HCP Inc, Boston Properties, and Public Storage.

Short Term Bond Fund Management Discussion of Performance

Our approach to this Fund's management is to provide an alternative to a money market fund, since most of our shareholders use this fund as a short-term conservative option and a place to hold funds until ready to invest them in one of the stock funds.  Overall that purpose has been successfully fulfilled.  The Fund (+0.23%) performed similarly its bench mark index (+0.37%).  Going forward we see short-term interest rates remaining in a historically low range for the balance of 2014, but with a bias to rising rates.

Smaller Company Stock Fund Management Discussion of Performance

Small company U.S. stocks performed robustly in 2013.  The Fund (+32.14%), tailed its benchmark (+38.82%) and the Morningstar Small Blend Funds Average (+37.39%) due mostly to a larger than average cash position.

Our best performing positions were Inventure Foods (+104.31%), United Guardian (+48.18%), iShares Microcap ETF (+45.4%), iShares S&P Small-cap Growth ETF (+42.62%), the Aberdeen Small Cap Fund (+42.15%) and WisdomTree MidCap Earnings ETF (+40.19%).  Positive additions during the year included United Rentals, Inc., Parexel International Corporation, CST Brands Inc. and Elephant Talk Communications Corp.

Worst performers were Federated Prime Obligations Fund (+0.05%), ICUI Medical, Inc (+4.56%), EastGroup Properties, Inc. (+11.63%), Royce Micro-Cap Fund (+21.29%) and PowerShares Global Water ETF (+29.16%).  The Columbia Acorn (+30.90%), which has been an excellent Fund long-term, underperformed due mostly to its international exposure.

Going forward we expect small stocks to outperform large stocks over the next few years, though a significant economic downturn could derail that trend.  We will be watching for opportunities in ETFs and individual stocks.

STAAR INVESTMENT TRUST FUNDS

STAAR ALTERNATIVE CATEGORIES FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

AltCat (Alternative Categories) Fund (SITAX)-- A flexibly managed, multi-asset global fund of funds investing primarily in assets that offer opportunities for growth of capital.

For periods ending 12/31/13	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR AltCat Fund (ACF)	+6.24%	+20.01%	+20.01%	+6.65%	+10.00%	+5.76%	+4.87%	+5.07%
MSCI ACWI NR USD Index	+7.31%	+22.80%	+22.80%	+9.73%	+14.92%	+7.17%	N/A	N/A
S&P 500 Index	+10.51%	+32.39%	+32.39%	+16.18%	+17.94%	+7.41%	+6.74%	+7.99%
Morningstar World Stock Funds Index	+7.40%	+25.19%	+25.19%	+10.38%	+15.72%	+7.56%	+5.94%	+6.54%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST FUNDS

STAAR GENERAL BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

STAAR General Bond Fund (SITGX)--  A high-grade general bond portfolio of US Gov't,Gov't Agency and Investment Grade Corp. Bonds with a flexible average maturity.

For periods ending 12/31/13	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR General Bond Fund (GBF)	+0.01%	-0.68%	-0.68%	+1.41%	+2.64%	+2.01%	+3.65%	+3.56%
Barcap Intermed Gov/Cred Index	-0.02%	-0.86%	-0.86%	+2.91%	+3.96%	+4.09%	+5.35%	+5.36%
Morningstar Intermed-Term Bd Fd Avg	+0.31%	-1.42%	-1.42%	+3.64%	+6.31%	+4.33%	+4.89%	+5.10%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST FUNDS

STAAR INTERNATIONAL FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

International Fund (SITIX) -- A fund of funds in which the underlying investments are primarily common stocks of companies in countries outside the U.S., including emerging markets. Individual stocks may be owned.

For periods ending 12/31/13	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR International Fund (INTF)	+3.81%	+8.31%	+8.31%	+0.80%	+8.21%	+5.51%	+3.60%	+4.45%
EAFE Index	+5.71%	+22.78%	+22.78%	+8.17%	+12.44%	+6.91%	+5.42%	+5.18%
Morningstar Foreign Large Blend Fds Avg	+6.02%	+19.44%	+19.44%	+6.73%	+12.30%	+6.95%	+5.36%	+5.05%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST FUNDS

STAAR LARGER COMPANY STOCK FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Larger Company Stock Fund (SITLX) -- A fund of funds in which the underlying investments are primarily common stocks of large and larger mid-cap companies Individual stocks may be owned. Objective: Growth w/ some Income.

For periods ending 12/31/13	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Larger Company Stock Funds (LCSF)	+8.01%	+25.65%	+25.65%	+10.16%	+12.06%	+4.32%	+4.15%	+5.01%
S&P 500 Index	+10.51%	+32.39%	+32.39%	+16.18%	+17.94%	+7.41%	+6.74%	+7.99%
Morningstar Large Blend Fds Avg	+9.73%	+31.50%	+31.50%	+14.47%	+17.09%	+6.93%	+6.55%	+6.78%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST FUNDS

STAAR SHORT TERM BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

STAAR Short Term Bond Fund (SITBX) -- A high-grade bond portfolio of US Gov't, Gov't Agency and Investment Grade Corporate Bonds with an average maturity between 1 and 3 years.

For periods ending 12/31/13	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Short Term Bond Fund (STBF)	+0.15%	+0.23%	+0.23%	+0.61%	+0.86%	+1.22%	+3.47%	+3.49%
Barcap 1-3 Year US Govt Index	+0.07%	+0.37%	+0.37%	+0.81%	+1.25%	+2.67%	+3.95%	+4.08%
Morningstar Short-Term Bd Fd Avg	+0.43%	+0.45%	+0.45%	+1.96%	+3.93%	+2.95%	+3.62%	+3.77%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST FUNDS

STAAR SMALLER COMPANY STOCK FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Smaller Company Stock Fund (SITSX) -- A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies. Individual stocks may be owned.

For periods ending 12/31/13	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Ten Year Avg. Annual Return	Since Public Inception (5/28/97)	Since Private Inception (4/4/96)
STAAR Smaller Company Stock Fund (SCSF)	+8.37%	+32.14%	+32.14%	+11.05%	+15.82%	+5.90%	+7.29%	+7.28%
Russell 2000 Index	+8.72%	+38.82%	+38.82%	+15.67%	+20.08%	+9.07%	+8.46%	+8.71%
Morningstar Small Blend Fds Avg	+9.22%	+37.39%	+37.39%	+15.12%	+20.34%	+9.04%	+10.11%	+9.84%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST FUNDS

STAAR ALTERNATIVE CATEGORIES FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

STAAR INVESTMENT TRUST FUNDS

STAAR GENERAL BOND FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

STAAR INVESTMENT TRUST FUNDS

STAAR INTERNATIONAL FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

STAAR INVESTMENT TRUST FUNDS

STAAR LARGER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

STAAR INVESTMENT TRUST FUNDS

STAAR SHORT TERM BOND FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

STAAR INVESTMENT TRUST FUNDS

STAAR SMALLER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

	STAAR Alternative Categories Fund (SITAX)
	Schedule of Investments
	December 31, 2013

Shares		Value

COMMON STOCKS - 18.43%

Agriculture Production-Crops - 0.35%
1,500	Adecoagro S.A. *	$ 12,135

Beverages - 1.14%
300	Diageo Plc. ADR	39,726

Computer Storage Devices - 0.50%
700	EMC Corp.	17,605

Converted Paper & Paperboard Products - 0.30%
100	Kimberly Clark Corp.	10,446

Crude Petroleum & Natural Gas - 2.15%
200	Anadarko Petroleum Corp.	15,864
400	Antero Resources Corp. *	25,376
250	Apache Corp.	21,485
2,000	Pengrowth Energy Corp.	12,400
		75,125
Electric Services - 1.24%
900	PPL Corp.	27,081
400	Southern Co.	16,444
		43,525
Electronic Connectors - 0.25%
100	Amphenol Corp. Class A	8,918

Engines & Turbines - 0.40%
100	Cummins, Inc.	14,097

Instruments For Measuring & Testing of Electricity & Electrical Signals - 0.33%
200	Agilent Technologies, Inc.	11,438

Meat Packing Plants - 0.60%
1,000	BRF Brasil Foods S.A. ADR	20,870

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 1.43%
800	V.F. Corp.	49,872

Miscellaneous Food Preparation - 1.89%
5,000	Inventure Foods, Inc. *	66,300

Petroleum Refining - 0.90%
200	Hollyfrontier Corp.	9,938
900	Statoil ASA ADR	21,717
		31,655
Pharmaceutical Preparations - 0.89%
400	Bristol Myers Squibb Co.	21,260
300	Zoetis, Inc.	9,807
		31,067
Plastic Materials, Synthetic Resins & Non Vulcan Elastomers - 0.46%
200	Eastman Chemical Co.	16,140

Retail-Auto Dealers & Gasoline - 0.53%
500	CST Brands, Inc.	18,360

Retail-Variety Stores - 0.68%
200	Costco Wholesale Corp.	23,804

Services-Business Services, NEC - 0.47%
200	Accenture Plc. Class A	16,444

Services-Commercial Physical & Biological Research - 0.52%
400	Parexel International Corp. *	18,072

Services-Equipment Rental & Leasing, NEC - 0.91%
600	Textainer Group Holding Ltd.	24,132
100	United Rentals, Inc. *	7,795
		31,927
Services-Prepackaged Software - 1.59%
600	3D Systems Corp. *	55,758

State Commercial Banks - 0.35%
200	Northern Trust Corp.	12,378

Surgical & Medical Instruments & Apparatus - 0.55%
300	ICU Medical, Inc. *	19,113

TOTAL FOR COMMON STOCKS (Cost $455,665) - 18.43%		644,775

EXCHANGE TRADED FUNDS - 31.81%
900	Builders Emerging Markets 50 ADR Index Fund	33,426
600	Guggenheim Spin-Off	27,006
800	iShares Core S&P 500 ETF	148,520
200	iShares DJ US Real Estate Index Fund	12,616
200	iShares DJ US Health Care Sector Index Fund	23,298
500	iShares DJ US Medical Devices Index Fund	46,405
1,200	iShares MSCI Australia Index Fund	29,244
400	iShares MSCI Frontier 100	13,496
900	iShares MSCI Malaysia Index Fund	14,238
1,000	iShares MSCI Singapore Index Fund	13,170
150	iShares NASDAQ Biotechnology Index Fund	34,059
300	iShares Russell 2000 Index Fund	34,608
300	iShares Russell Microcap Index Fund	22,536
3,000	iShares Russell Midcap Growth Index Fund	253,080
200	iShares S&P 600 Growth Index Fund	23,722
200	iShares S&P Global Consumer Staples Index Fund	17,236
200	iShares S&P Global Energy Sector Index Fund	8,644
300	iShares S&P Global Healthcare Sector Index Fund	25,830
400	iShares S&P Global Infrastructure Fund	15,576
600	iShares S&P Global Technology Sector Fund	49,974
400	iShares U.S. Technology	35,376
800	IQ Agribusiness Small Cap ETF	22,000
700	Market Vectors-Agribusiness	38,143
300	Powershares Buyback Achievers	12,924
900	Powershares Global Water Portfolio	20,790
400	SPDR DJ Global Real Estate ETF	16,612
200	SPDR S&P Emerging Asia Pacific Fund	15,430
800	Vanguard REIT Index	51,648
300	WisdomTree International Small Cap Dividend Fund	18,903
400	WisdomTree Midcap Earnings Fund	34,600
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $818,341) - 31.81%		1,113,110

OPEN END MUTUAL FUNDS - 39.75%
1,963	American Smallcap World Fund Class F-1	95,639
7,710	Franklin Global Mutual Discovery Fund Class A	256,292
4,512	Franklin Natural Resources Fund Class A	163,254
14,033	Live Oak Health Sciences Fund	266,489
7,966	Matthews Asian Growth & Income Fund	150,644
877	Permanent Portfolio Fund	37,768
2,336	Vanguard Energy Fund	157,298
1,409	Vanguard Health Care Fund	263,801
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $888,316) - 39.75%		1,391,185

REAL ESTATE INVESTMENT TRUSTS - 4.30%
450	American Tower Corp.	35,919
300	Boston Properties, Inc.	30,111
400	Eastgroup Properties Inc.	23,172
500	HCP, Inc.	18,160
1,200	Medical Properties Trust, Inc.	14,664
500	One Liberties Properties, Inc.	10,065
300	W.P. Carey, Inc.	18,405
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $151,269) - 4.30%		150,496

SHORT TERM INVESTMENTS - 5.72%
200,205	Federated Prime Obligations Fund-Institutional Class 0.01% ** (cost $200,205)	200,205

TOTAL INVESTMENTS (Cost $2,513,796) - 100.01%		3,499,771

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(310)

NET ASSETS - 100.00%		$ 3,499,461

* Non-income producing securities during the period.
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.
The accompanying notes are an integral part of these financial statements.

	STAAR General Bond Fund (SITGX)
	Schedule of Investments
	December 31, 2013

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 77.19%

Commerce-Banks Central US - 7.89%
64,000	Bank of Oklahoma 5.75%, 5/15/17	$ 62,912
50,000	GE Capital Retail Bank CD 1.75%, 4/2/17	50,240
50,000	GE Capital Retail Bank CD 2.00%, 4/13/18	50,353
		163,505
Commerce-Banks Eastern US - 17.84%
75,000	American Express Centurion CD 1.55%, 12/22/14	75,614
50,000	American Express Centurion CD 1.40%, 10/6/14	50,340
50,000	Discover Bank CD 1.45%, 3/1/17	50,905
40,000	Discover Bank CD 1.75%, 4/4/17	40,565
50,000	Goldman Sachs Bank CD 1.65%, 10/5/15	50,689
50,000	Goldman Sachs Bank CD 1.75%, 12/21/15	50,827
50,000	Goldman Sachs Bank CD 1.70%, 2/8/17	50,538
		369,478
Commerce-Banks Non-U.S. - 3.65%
75,000	Abbey National Treasury Services 2.875%, 4/25/14	75,513

Communication Services - 0.97%
20,000	Vodafone Group Plc. 1.625%, 3/20/17	19,993

Computer Equipment - 1.21%
25,000	Hewlett Packard Co. 1.55%, 5/30/14	25,091

Diversified Banking Institution - 13.65%
75,000	Bank of America Corp. 4.50%, 4/1/15	78,463
100,000	Citigroup, Inc. 5.00%, 9/15/14	102,849
25,000	Goldman Sachs Group, Inc. 2.00%, 5/13/20	23,549
25,000	JP Morgan Chase & Co. 2.60%, 1/15/16	25,750
50,000	Morgan Stanley 3.45%, 11/2/15	52,045
		282,656
Electric Services - 0.96%
20,000	ABB Finance USA, Inc.1.625%, 5/8/17	19,960

Finance Investor Broker-Banker - 5.31%
100,000	Merrill Lynch, 6.05%, 5/16/16 MTN	110,022

Medical-HMO - 4.85%
100,000	United Health Group, 4.75%, 2/10/14	100,445

Multi-line Insurance - 6.11%
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	51,037
75,000	Hartford Financial Services Group, 4.75%, 3/1/14	75,449
		126,486
Oil Refining & Marketing - 1.57%
30,000	Sunoco Inc. 5.75%, 1/15/17	32,614

Printing-Commercial - 1.46%
30,000	Donnelly RR & Sons Co. 4.95%, 4/1/14	30,300

Retail- Consumer Electronics - 1.50%
30,000	Best Buy Co., Inc. 3.75%, 3/15/16	31,125

Sovereign Agency - 4.91%
20,000	Federal National Mortgage Association, 2.00%, 8/28/28	19,936
80,000	Federal National Mortgage Association, 2.625%, 11/20/14	81,750
		101,686
Steel- Producers - 2.52%
50,000	Arcelormittal MTNA 3.75%, 3/1/16	52,188

Telephone-Integrated - 1.60%
30,000	Centurylink, Inc. 6.00%, 4/1/17	33,075

Water, Sewer, Pipeline - 1.19%
25,000	Kinder Morgan Energy Partners LP., 2.65%, 2/1/19	24,723

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,565,320) - 77.19%		1,598,860

EXCHANGE TRADED FUNDS - 9.70%
900	iShares Lehman TIPS Bond	98,910
2,000	Vanguard Mortgage-Backed Securities	102,066
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $196,651) - 9.70%		200,976

REAL ESTATE INVESTMENT TRUSTS - 5.06%
100,000	Health Care REIT, Inc. 3.625% 3/15/16	104,770
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $98,754) - 5.06%		104,770

REVENUE BOND - 1.82%
50,000	Government Development Bank for Puerto Rico 3.875%, 2/1/17	37,584
TOTAL FOR REVENUE BOND (Cost $50,167) - 1.82%		37,584

SHORT TERM INVESTMENTS - 4.53%
93,838	Federated Prime Obligations Fund - Institutional Class 0.01% * (Cost $93,838)	93,838

TOTAL INVESTMENTS (Cost $2,004,730) - 98.30%		2,036,028

OTHER ASSETS LESS LIABILITIES - 1.70%		35,206

NET ASSETS - 100.00%		$ 2,071,234

* Variable rate security; the coupon rate shown represents the yield at December 31, 2013.
The accompanying notes are an integral part of these financial statements.

	STAAR International Fund (SITIX)
	Schedule of Investments
	December 31, 2013

Shares		Value

COMMON STOCK - 5.21%

Agricultural Chemicals - 0.33%
300	Potash Corp. of Saskatchewan, Inc.	$ 9,888

Agriculture Production-Crops - 0.54%
2,000	Adecoagro S.A. *	16,180

Beverages - 1.33%
300	Diageo Plc. ADR	39,726

Crude Petroleum & Natural Gas - 0.21%
1,000	Pengrowth Energy Corp.	6,200

Meat Packing Plants - 1.19%
1,700	BRF Brasil Foods S.A. ADR	35,479

Petroleum Refining - 0.73%
900	Statoil ASA ADR	21,717

Services-Equipment Rental & Leasing, NEC - 0.67%
500	Textainer Group Holdings Ltd.	20,110

Telephone Communications - 0.21%
5,000	Elephant Talk Communications Corp. *	6,150

TOTAL FOR COMMON STOCK (Cost $134,975) - 5.21%		155,450

EXCHANGE TRADED FUNDS - 19.68%
1,600	Builders Emerging Markets 50 ADR Index Fund	59,424
1,200	iShares MSCI Australia Index Fund	29,244
200	iShares MSCI Brazil Index Fund	8,936
500	iShares MSCI Canada Index Fund	14,580
1,600	iShares MSCI Emerging Markets Index Fund	66,872
600	iShares MSCI Frontier 100 Fund	20,244
2,000	iShares MSCI Malaysia Index Fund	31,640
600	iShares MSCI S&P Latin America 40 Index Fund	22,224
2,400	iShares MSCI Singapore Index Fund	31,608
600	iShares MSCI Sweden Index Fund	21,498
900	iShares MSCI Switzerland Index Fund	29,691
150	SPDR S&P Emerging Asia Pacific Fund	11,573
200	Vanguard Global Ex-U.S Real Estate	10,896
500	WisdomTree Australia Dividend Fund	29,130
1,100	WisdomTree DIEFA High Yield Equity Fund	52,173
600	WisdomTree India Earnings Fund	10,464
500	WisdomTree International Dividend Ex-Financial Fund	23,809
1,800	WisdomTree International Small Cap Dividend Fund	113,418
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $546,357) - 19.68%		587,424

OPEN END MUTUAL FUNDS - 68.17%
7,721	American Europacific Growth Fund Class-F-1	376,795
7,939	Calamos International Growth Class A	158,460
5,125	Harbor International Fund Institutional Class	363,939
5,100	Putnam International Capital Opportunities Fund Class A	204,870
13,263	Sextant International Fund	213,001
17,865	T Rowe Price International Growth & Income Funds	278,157
9,835	Franklin Templeton Developing Markets Trust Class A	224,834
13,883	The Aberdeen International Equity Fund Institutional Service Class	214,766
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,283,669) - 68.17%		2,034,822

SHORT TERM INVESTMENTS - 7.02%
209,754	Federated Prime Obligations Fund - Institutional Class 0.01% ** (cost $209,754)	209,754

TOTAL INVESTMENTS (Cost $2,174,755) - 100.08%		2,987,450

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.08)%		(2,437)

NET ASSETS - 100.00%		$ 2,985,013

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

	STAAR Larger Company Stock Fund (SITLX)
	Schedule of Investments
	December 31, 2013

Shares		Value

COMMON STOCK - 15.62%

Beverages - 0.67%
300	Pepsico, Inc.	$ 24,882

Computer Storage Devices - 0.68%
1,000	EMC Corp.	25,150

Converted Paper & Paperboard Products - 0.57%
200	Kimberly Clark Corp.	20,892

Crude Petroleum & Natural Gas - 1.41%
200	Anadarko Petroleum Corp.	15,864
300	Antero Resources Corp. *	19,032
200	Apache Corp.	17,188
		52,084
Electric Services - 1.89%
300	First Energy Corp.	9,894
900	PPL Corp.	27,081
800	Southern Co.	32,888
		69,863
Electronic Connectors - 0.48%
200	Amphenol Corp. Class A	17,836

Engines & Turbines - 0.76%
200	Cummins, Inc.	28,194

Heating Equipment, Except Electric, Warm Air & Plumbing Fixtures - 0.74%
400	Beam, Inc.	27,224

Instruments For Measuring & Testing of Electricity & Electrical Signals - 0.31%
200	Agilent Technologies, Inc.	11,438

Measuring & Controlling Devices - 0.56%
600	Trimble Navigation Ltd.	20,820

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.35%
800	V.F. Corp.	49,872

National Commercial Banks - 0.62%
500	Wells Fargo & Co.	22,700

Oil & Gas Field Machinery & Equipment - 0.43%
200	National Oilwell Varco, Inc.	15,906

Petroleum Refining - 0.54%
400	Hollyfrontier Corp.	19,876

Pharmaceutical Preparations - 0.53%
600	Zoetis, Inc.	19,614

Plastic Materials, Synthetic Resins & Non Vulcan Elastomers - 0.44%
200	Eastman Chemical Co.	16,140

Retail-Variety Stores - 0.64%
200	Costco Wholesale Corp.	23,804

Semiconductors & Related Devices - 0.85%
700	Microchip Technology, Inc.	31,325

Services-Equipment Rental & Leasing, Nec - 0.42%
200	United Rentals, Inc.	15,590

Services-Prepackaged Software - 1.51%
600	3D Systems Corp. *	55,758

Soap, Detergents, Cleaning Preparations, Perfumes & Cosmetics - 0.22%
100	Procter & Gamble Co.	8,141

TOTAL FOR COMMON STOCK (Cost $464,912) - 15.62%		577,109

EXCHANGE TRADED FUNDS - 15.44%
700	Consumer Staples Select Sector SPDR	30,086
900	iShares Core S&P 500	167,085
200	iShares Dow Jones US Healthcare Sector Index	23,298
500	iShares Dow Jones US Medical Devices Index	46,405
400	iShares Dow Jones US Real Estate Index	25,232
100	iShares Nasdaq Biotechnology	22,706
2,000	iShares Russell Mid Cap Growth Index	168,720
200	iShares S&P North American Natural Resources	8,678
100	iShares U.S. Basic Materials	8,143
350	Market Vectors Agribusiness	19,071
100	SPDR S&P 500	18,469
400	Vanguard REIT Index	25,824
100	WisdomTree Total Earnings	6,682
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $383,020) - 15.44%		570,399

OPEN-END MUTUAL FUNDS - 64.32%
7,296	AF Fundamental Investors Fund Class F-1	379,041
15,345	Brown Advisory Growth Equity Inst	288,035
2,611	Calamos Growth Class A	122,658
11,630	Franklin Rising Dividends Fund Class A	563,725
3,022	Heartland Select Value Fund	102,094
4,633	Mairs & Power Growth Fund	514,684
17,234	Yacktman Fund	405,692
TOTAL FOR OPEN-END MUTUAL FUNDS (Cost $1,295,141) - 64.32%		2,375,929

REAL ESTATE INVESTMENT TRUSTS - 3.29%
500	American Tower Corp.	39,910
300	Boston Properties, Inc.	30,111
500	HCP, Inc.	18,160
75	Public Storage, Inc.	11,289
700	Weyerhaeuser Co.	22,099
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $118,846) - 3.29%		121,569

SHORT TERM INVESTMENTS - 1.35%
49,672	Federated Prime Obligations Fund - Institutional Class 0.01% ** (Cost $49,672)	49,672

TOTAL INVESTMENTS (Cost $2,311,591) - 100.02%		3,694,678

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.02%		(619)

NET ASSETS - 100.00%		$ 3,694,059

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.
The accompanying notes are an integral part of these financial statements.

	STAAR Short-Term Bond Fund (SITBX)
	Schedule of Investments
	December 31, 2013

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 80.37%

Banking - 3.87%
50,000	Sallie Mae/ Salt Lake CD 1.20% 11/7/16	$ 49,853

Commerce-Banks Eastern US - 11.73%
100,000	American Express Centurion CD 1.55%, 12/22/14	100,818
25,000	Discover Bank CD 2.05%, 10/9/18	24,922
25,000	Goldman Sachs Bank CD 1.15%, 8/24/15	25,130
		150,870
Commerce-Banks Western US - 3.90%
50,000	GE Capital Financial CD 1.30%, 6/16/14	50,168

Commercial Banks Non US - 7.79%
25,000	Bank of China NYC CD 0.45%, 4/10/14	24,997
50,000	BBVA US SNR SA Uniper 3.25%, 5/16/14	50,402
15,000	Firstbank Puerto Rico CD 0.90%, 6/21/16	14,895
10,000	Statebank of India CD 0.45%, 6/24/14	9,996
		100,290
Communication Services, Nec - 2.73%
10,000	AT&T, Inc. Global NT 1.60% 2/15/2017	9,986
25,000	BPCE Global NT 1.70% 4/25/2016	25,187
		35,173
Computer Equipment - 3.90%
50,000	Hewlett Packard Co. 1.55%, 5/30/14	50,182

Diversified Banking Institution - 23.37%
40,000	Ally Bank CD 1.10%, 8/22/2016	39,894
25,000	Bank of America Corp. 1.25%, 1/11/16	25,113
60,000	Capital One Fin. Corp. 1.00%, 11/6/15	59,974
25,000	Citigroup, Inc. FR 1.25%, 1/15/2016	25,083
40,000	Citigroup, Inc. 1.30%, 4/1/2016	40,093
10,000	JP Morgan Chase & Co MTBE 1.10% 10/15/15	10,038
50,000	Morgan Stanley 2.875%, 1/24/14	50,065
50,000	Morgan Stanley 4.75%, 4/1/14	50,398
		300,658
Exploration & Production - 2.32%
30,000	CNOOC Finance 2013 Ltd. SR NT 1.125%, 5/9/2016	29,889

Finance-Auto Loans - 3.86%
50,000	Ford Motor Co. LLC 2.00%, 9/20/15	49,596

Finance Investor Broker/Banker - 2.03%
25,000	Jefferies Group, Inc. 3.875%, 11/09/15	26,083

Multi-line Insurance - 3.97%
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	51,037

Short Term Corporate - 7.40%
35,000	Nomura Holdings Inc. 2.00%, 9/13/16	35,289
60,000	Petrobras Global Fin. 2.00%, 5/20/16	59,953
		95,242
Travel & Lodging - 2.33%
30,000	Carnival Corp. SR NT 1.20% 2/5/2016	29,917

Travel & Lodging - 1.17%
15,000	Dell, Inc. NT 2.30%, 9/10/2015	15,056

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,029,786) - 80.37%		1,034,014

EXCHANGE TRADED FUNDS - 8.42%
1,000	iShares Lehman 1-3 Year Treasury Bond	84,380
300	Vanguard Short-Term Corporate Bond Index Fund	23,934
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $107,650) - 8.42%		108,314

SHORT TERM INVESTMENTS - 10.99%
141,423	Federated Prime Obligations Fund 0.01% * (Cost $141,423)	141,423

TOTAL INVESTMENTS (Cost $1,278,859) - 99.78%		1,283,751

OTHER ASSETS LESS LIABILITIES - 0.22%		2,890

NET ASSETS - 100.00%		$ 1,286,641

* Variable rate security; the coupon rate shown represents the yield at December 31, 2013.
The accompanying notes are an integral part of these financial statements.

	STAAR Smaller Company Stock Fund (SITSX)
	Schedule of Investments
	December 31, 2013

Shares		Value

COMMON STOCK - 9.20%

Crude Petroleum & Natural Gas - 0.42%
3,000	Pengrowth Energy Corp.	$ 18,600

Footwear (No Rubber) - 2.33%
2,800	Steve Madden Ltd. *	102,452

Mining & Quarrying of Nonmetal - 0.39%
500	U.S. Silica Holdings, Inc.	17,055

Miscellaneous Food Preparation - 1.96%
6,500	Inventure Foods, Inc. *	86,190

Perfumes, Cosmetics & Other Tools - 0.13%
200	United Guardian, Inc.	5,635

Petroleum Refining - 0.36%
200	BP Prudhoe Bay Royalty Trust Co.	15,926

Pharmaceutical Preparations - 0.78%
13,000	Apricus Biosciences, Inc. *	34,450

Retail-Auto Dealers & Gasoline - 0.50%
600	CST Brands, Inc.	22,032

Services-Commercial Physical & Biological Research - 0.51%
500	Parexel International Corp. *	22,590

Services-Equipment Rental & Leasing, Nec - 0.18%
100	United Rentals, Inc. *	7,795

Surgical & Medical Instruments - 0.29%
200	ICU Medical, Inc. *	12,742

Telephone Communications - 0.70%
25,000	Elephant Talk Communications Corp. *	30,750

Wholesale-Hardware & Plumbing & Heating Equipment & Supplies - 0.65%
300	Watsco, Inc.	28,818

TOTAL FOR COMMON STOCK (Cost $321,197) - 9.20%		405,035

EXCHANGE TRADED FUNDS - 29.89%
1,300	iShares Micro-Cap	97,656
1,600	iShares Russell 2000 Value Index	159,200
4,600	iShares S&P Smallcap 600 Growth Index	545,606
700	PowerShares Global Water Portfolio	16,170
500	WisdomTree Midcap Earnings	43,250
6,700	WisdomTree Smallcap Dividend	454,193
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $844,551) - 29.89%		1,316,075

OPEN END MUTUAL FUNDS - 56.21%
9,535	Columbia Acorn Fund Class Z	355,848
11,871	Franklin Microcap Value Fund Class A	480,792
5,941	Keeley Smallcap Value Fund Class A	228,028
9,427	Royce Microcap Fund Investment Class	157,241
7,684	Satuit Capital U.S. Emerging Companies Fund Class A	293,203
13,178	Aberdeen Smallcap Fund Class A *	305,325
81,795	Wasatch Smallcap Value Fund *	453,145
11,164	William Blair Smallcap Value Fund Class I	200,952
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,744,873) - 56.21%		2,474,534

REAL ESTATE INVESTMENT TRUSTS - 1.67%
600	EastGroup Properties, Inc.	34,758
2,000	Medical Properties Trust, Inc.	24,440
700	One Liberties Properties, Inc.	14,091
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $63,315) - 1.67%		73,289

SHORT TERM INVESTMENTS - 3.08%
135,595	Federated Prime Obligations Fund - Institutional Class 0.01% ** (Cost $135,595)	135,595

TOTAL INVESTMENTS (Cost $3,109,531) - 100.05%		4,404,528

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.05)%		(1,997)

NET ASSETS - 100.00%		$ 4,402,531

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.
The accompanying notes are an integral part of these financial statements.

STAAR Investment Trust Funds
Statements of Assets and Liabilities
December 31, 2013

Assets:	ACF	GBF	INTF	LCSF	STBF	SCSF
Investments in Securities, at Value
(Cost $2,513,796; $2,004,730; $2,174,755; $2,311,591;	$ 3,499,771	$ 2,036,028	$ 2,987,450	$ 3,694,678	$ 1,283,751	$ 4,404,528
$1,278,859; $3,109,531, respectively)
Receivables:
Portfolio Securities Sold	-	21,983	-	-	-	-
Dividends and Interest	2,952	14,632	85	1,734	3,941	852
Prepaid Expenses	828	610	742	855	331	971
Total Assets	3,503,551	2,073,253	2,988,277	3,697,267	1,288,023	4,406,351
Liabilities:
Payables:
Accrued Management Fees to Affiliate (Note 3)	837	158	709	883	97	1,053
Accrued Administrative Fees	105	63	89	110	39	132
Accrued Trustee Fees	157	5	10	37	6	13
Accrued Distribution Fees	38	54	36	50	53	13
Other Accrued Expenses	2,349	1,685	2,317	2,128	1,171	2,208
Dividends Payable	604	54	103	-	16	401
Total Liabilities	4,090	2,019	3,264	3,208	1,382	3,820
Net Assets	$ 3,499,461	$ 2,071,234	$ 2,985,013	$ 3,694,059	$ 1,286,641	$ 4,402,531

Net Assets Consist of:
Paid In Capital	$ 2,669,219	$ 2,195,443	$ 2,305,217	$ 2,693,310	$ 1,346,861	$ 3,612,779
Accumulated Undistributed Net Investment Loss on Investments	(165,145)	(530)	(141,008)	(326,483)	(54,016)	(504,465)
Accumulated Undistributed Realized Loss on Investments	9,427	(154,977)	8,109	(55,855)	(11,096)	(780)
Unrealized Appreciation in Value of Investments	985,960	31,298	812,695	1,383,087	4,892	1,294,997
Net Assets (for 233,779; 207,855; 240,408; 232,085;	$ 3,499,461	$ 2,071,234	$ 2,985,013	$ 3,694,059	$ 1,286,641	$ 4,402,531
143,285; 291,841, shares outstanding, respectively)
Net Asset Value and Offering Price Per Share	$ 14.97	$ 9.96	$ 12.42	$ 15.92	$ 8.98	$ 15.09

The accompanying notes are an integral part of these financial statements.

STAAR Investment Trust Funds
Statements of Operations
For the year ended December 31, 2013

	ACF	GBF	INTF	LCSF	STBF	SCSF
Investment Income:
Dividends (net of foreign tax withholding of $152, $0, $106, $0, $0, $136 respectively)	$ 48,721	$ 2,696	$ 50,473	$ 41,035	$ 658	$ 28,166
Interest	115	60,323	122	71	27,395	119
Total Investment Income	48,836	63,019	50,595	41,106	28,053	28,285

Expenses:
Advisory Fees (Note 3)	25,352	5,568	22,459	26,826	3,179	30,747
Distribution Fees (Note 3)	311	728	173	362	600	323
Transfer Agent and Fund Accounting Fees	11,300	8,115	10,220	11,850	4,460	13,705
Administrative Fees	3,169	2,227	2,807	3,353	1,272	3,843
Audit Fees	5,941	3,825	5,450	6,407	2,360	7,538
Legal Fees	3,200	2,255	3,020	3,450	1,210	4,050
Custody Fees	3,167	2,756	3,003	2,903	2,597	3,165
Printing Fees	630	430	580	604	265	712
Insurance Fees	3,008	2,390	2,798	3,204	1,265	3,588
Director's Fees	1,975	1,277	1,553	1,943	680	2,217
Registration Fees	1,914	1,529	1,795	2,052	807	2,288
Other	2,190	1,355	1,825	2,255	595	2,490
Total Expenses	62,157	32,455	55,683	65,209	19,290	74,666

Net Investment Income (Loss)	(13,321)	30,564	(5,088)	(24,103)	8,763	(46,381)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	85,171	3,762	17,175	90,924	3,999	44,921
Capital gain distributions from investment companies	51,461	-	1,586	69,944	54	107,639
Net Change in Unrealized Appreciation (Depreciation) on Investments	454,421	(47,916)	213,371	621,705	(10,850)	957,490
Net Realized and Unrealized Gain (Loss) on Investments	591,053	(44,154)	232,132	782,573	(6,797)	1,110,050

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 577,732	$ (13,590)	$ 227,044	$ 758,470	$ 1,966	$ 1,063,669

The accompanying notes are an integral part of these financial statements.

STAAR Alternative Categories Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (13,321)	$ (12,949)
Net Realized Gain on Investments	136,632	100,937
Net Change in Unrealized Appreciation on Investments	454,421	164,760
Net Increase in Net Assets Resulting from Operations	577,732	252,748

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(140,174)	(12,488)
Net Change in Net Assets from Distributions	(140,174)	(12,488)

Capital Share Transactions:
Proceeds from Sale of Shares	286,078	138,864
Shares Issued on Reinvestment of Dividends	139,490	12,425
Cost of Shares Redeemed	(180,033)	(365,064)
Net Increase (Decrease) from Shareholder Activity	245,535	(213,775)

Net Assets:
Net Increase in Net Assets	683,093	26,485
Beginning of Period	2,816,368	2,789,883
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(165,145) and $(151,824), respectively)	$ 3,499,461	$ 2,816,368

The accompanying notes are an integral part of these financial statements.

STAAR General Bond Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 30,564	$ 33,979
Net Realized Gain on Investments	3,762	12,966
Net Change in Unrealized Appreciation (Depreciation) on Investments	(47,916)	65,817
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,590)	112,762

Distributions to Shareholders from:
Net Investment Income	(30,471)	(33,659)
Realized Gains	-	-
Net Change in Net Assets from Distributions	(30,471)	(33,659)

Capital Share Transactions:
Proceeds from Sale of Shares	139,123	372,253
Shares Issued on Reinvestment of Dividends	30,286	33,477
Cost of Shares Redeemed	(431,248)	(542,460)
Net Decrease from Shareholder Activity	(261,839)	(136,730)

Net Assets:
Net Decrease in Net Assets	(305,900)	(57,627)
Beginning of Period	2,377,134	2,434,761
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(530) and $(623), respectively)	$ 2,071,234	$2,377,134

The accompanying notes are an integral part of these financial statements.

STAAR International Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (5,088)	$ (8,082)
Net Realized Gain on Investments	18,761	54,855
Net Change in Unrealized Appreciation on Investments	213,371	249,887
Net Increase in Net Assets Resulting from Operations	227,044	296,660

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(18,768)	(46,739)
Net Change in Net Assets from Distributions	(18,768)	(46,739)

Capital Share Transactions:
Proceeds from Sale of Shares	215,067	113,999
Shares Issued on Reinvestment of Dividends	18,665	46,468
Cost of Shares Redeemed	(121,402)	(255,130)
Net Increase (Decrease) from Shareholder Activity	112,330	(94,663)

Net Assets:
Net Increase in Net Assets	320,606	155,258
Beginning of Period	2,664,407	2,509,149
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(141,008) and $(135,920), respectively)	$ 2,985,013	$2,664,407

The accompanying notes are an integral part of these financial statements.

STAAR Larger Company Stock Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (24,103)	$ (20,317)
Net Realized Gain on Investments	160,868	84,760
Net Change in Unrealized Appreciation on Investments	621,705	252,025
Net Increase in Net Assets Resulting from Operations	758,470	316,468

Capital Share Transactions:
Proceeds from Sale of Shares	160,977	103,253
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(194,844)	(441,457)
Net Decrease from Shareholder Activity	(33,867)	(338,204)

Net Assets:
Net Increase (Decrease) in Net Assets	724,603	(21,736)
Beginning of Period	2,969,456	2,991,192
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(326,483) and $(302,380), respectively)	$ 3,694,059	$ 2,969,456

The accompanying notes are an integral part of these financial statements.

STAAR Short-Term Bond Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 8,763	$ 8,503
Net Realized Gain on Investments	4,053	623
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,850)	24,234
Net Increase in Net Assets Resulting from Operations	1,966	33,360

Distributions to Shareholders from:
Net Investment Income	(8,686)	(8,408)
Realized Gains	-	-
Net Change in Net Assets from Distributions	(8,686)	(8,408)

Capital Share Transactions:
Proceeds from Sale of Shares	386,285	214,006
Shares Issued on Reinvestment of Dividends	8,614	8,337
Cost of Shares Redeemed	(381,659)	(423,781)
Net Increase (Decrease) from Shareholder Activity	13,240	(201,438)

Net Assets:
Net Increase (Decrease) in Net Assets	6,520	(176,486)
Beginning of Period	1,280,121	1,456,607
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(54,016) and $(54,093), respectively)	$ 1,286,641	$ 1,280,121

The accompanying notes are an integral part of these financial statements.

STAAR Smaller Company Stock Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (46,381)	$ (30,402)
Net Realized Gain on Investments	152,560	108,193
Net Change in Unrealized Appreciation on Investments	957,490	306,710
Net Increase in Net Assets Resulting from Operations	1,063,669	384,501

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(94,437)	-
Net Change in Net Assets from Distributions	(94,437)	-

Capital Share Transactions:
Proceeds from Sale of Shares	314,330	147,766
Shares Issued on Reinvestment of Dividends	94,036	-
Cost of Shares Redeemed	(228,684)	(324,349)
Net Increase (Decrease) from Shareholder Activity	179,682	(176,583)

Net Assets:
Net Increase in Net Assets	1,148,914	207,918
Beginning of Period	3,253,617	3,045,699
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(504,465) and $(458,084), respectively)	$ 4,402,531	$ 3,253,617

The accompanying notes are an integral part of these financial statements.

STAAR Alternative Categories Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 13.00	$ 11.96	$ 12.92	$ 11.50	$ 9.74

Income From Investment Operations: ***
Net Investment Loss *	(0.06)	(0.06)	(0.09)	(0.11)	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.65	1.16	(0.87)	1.53	1.86
Total from Investment Operations	2.59	1.10	(0.96)	1.42	1.76

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	(0.62)	(0.06)	-	-	-
Total from Distributions	(0.62)	(0.06)	-	-	-

Net Asset Value, at End of Period	$ 14.97	$ 13.00	$ 11.96	$ 12.92	$ 11.50

Total Return **	20.01%	9.18%	(7.43)%	12.35%	18.07%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,499	$ 2,816	$ 2,790	$ 3,159	$ 2,910
Ratio of Expenses to Average Net Assets	1.96%	2.16%	2.23%	2.19%	2.34%
Ratio of Net Investment Loss to Average Net Assets	(0.42)%	(0.46)%	(0.72)%	(0.91)%	(0.95)%
Portfolio Turnover	21.90%	10.84%	36.55%	22.58%	34.12%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR General Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 10.17	$ 9.85	$ 9.97	$ 9.86	$ 9.65

Income From Investment Operations: ***
Net Investment Income *	0.14	0.14	0.15	0.17	0.24
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.21)	0.32	(0.12)	0.10	0.34
Total from Investment Operations	(0.07)	0.46	0.03	0.27	0.58

Distributions:
From Net Investment Income	(0.14)	(0.14)	(0.15)	(0.16)	(0.37)
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.14)	(0.14)	(0.15)	(0.16)	(0.37)

Net Asset Value, at End of Period	$ 9.96	$ 10.17	$ 9.85	$ 9.97	$ 9.86

Total Return **	(0.68)%	4.68%	0.32%	2.79%	6.13%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,071	$ 2,377	$ 2,435	$ 2,592	$ 2,193
Ratio of Expenses to Average Net Assets	1.46%	1.61%	1.71%	1.70%	1.75%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.37%	1.50%	1.68%	2.44%
Portfolio Turnover	5.07%	22.53%	88.18%	69.10%	37.18%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR International Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 11.54	$ 10.49	$ 12.59	$ 11.44	$ 8.70

Income From Investment Operations: ***
Net Investment Loss *	(0.02)	(0.03)	(0.06)	(0.08)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.98	1.29	(1.90)	1.23	2.83
Total from Investment Operations	0.96	1.26	(1.96)	1.15	2.74

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	(0.08)	(0.21)	(0.14)	-	-
Total from Distributions	(0.08)	(0.21)	(0.14)	-	-

Net Asset Value, at End of Period	$ 12.42	$ 11.54	$ 10.49	$ 12.59	$ 11.44

Total Return **	8.31%	11.98%	(15.55)%	10.05%	31.49%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,985	$ 2,664	$ 2,509	$ 3,209	$ 3,030
Ratio of Expenses to Average Net Assets	1.98%	2.17%	2.22%	2.17%	2.31%
Ratio of Net Investment Loss to Average Net Assets	(0.18)%	(0.31)%	(0.53)%	(0.69)%	(0.90)%
Portfolio Turnover	14.37%	12.86%	47.81%	8.68%	15.30%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR Larger Company Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 12.67	$ 11.43	$ 11.91	$ 10.52	$ 9.03

Income From Investment Operations: ***
Net Investment Loss *	(0.10)	(0.08)	(0.12)	(0.10)	(0.11)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.35	1.32	(0.36)	1.49	1.60
Total from Investment Operations	3.25	1.24	(0.48)	1.39	1.49

Net Asset Value, at End of Period	$ 15.92	$ 12.67	$ 11.43	$ 11.91	$ 10.52

Total Return **	25.65%	10.85%	(4.03)%	13.21%	16.50%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,694	$ 2,969	$ 2,991	$ 3,248	$ 2,922
Ratio of Expenses to Average Net Assets	1.94%	2.14%	2.22%	2.19%	2.30%
Ratio of Net Investment Loss to Average Net Assets	(0.72)%	(0.66)%	(1.01)%	(0.97)%	(1.15)%
Portfolio Turnover	15.81%	5.55%	32.42%	45.48%	17.08%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR Short-Term Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 9.02	$ 8.86	$ 9.02	$ 9.23	$ 9.21

Income From Investment Operations: ***
Net Investment Income *	0.06	0.06	0.06	0.05	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.04)	0.16	(0.14)	0.01	0.06
Total from Investment Operations	0.02	0.22	(0.08)	0.06	0.16

Distributions:
From Net Investment Income	(0.06)	(0.06)	(0.06)	(0.06)	(0.14)
Return of Capital	-	-	(0.02)	(0.21)	-
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.06)	(0.06)	(0.08)	(0.27)	(0.14)

Net Asset Value, at End of Period	$ 8.98	$ 9.02	$ 8.86	$ 9.02	$ 9.23

Total Return **	0.23%	2.48%	(0.85)%	0.67%	1.79%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,287	$ 1,280	$ 1,457	$ 1,687	$ 3,201
Ratio of Expenses to Average Net Assets	1.52%	1.55%	1.66%	1.80%	1.82%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.64%	0.69%	0.51%	1.11%
Portfolio Turnover	48.25%	16.74%	99.92%	92.33%	78.72%
Such Ratios are After Effect of Expenses Waived	-	(0.04)%	(0.12)%	-	-

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR Smaller Company Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 11.67	$ 10.35	$ 11.26	$ 9.32	$ 7.41

Income From Investment Operations: ***
Net Investment Loss *	(0.16)	(0.11)	(0.17)	(0.15)	(0.13)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.91	1.43	(0.74)	2.09	2.04
Total from Investment Operations	3.75	1.32	(0.91)	1.94	1.91

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	(0.33)	-	-	-	-
Total from Distributions	(0.33)	-	-	-	-

Net Asset Value, at End of Period	$ 15.09	$ 11.67	$ 10.35	$ 11.26	$ 9.32

Total Return **	32.14%	12.75%	(8.08)%	20.82%	25.78%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,403	$ 3,254	$ 3,046	$ 3,477	$ 2,824
Ratio of Expenses to Average Net Assets	1.94%	2.13%	2.20%	2.16%	2.31%
Ratio of Net Investment Loss to Average Net Assets	(1.21)%	(0.95)%	(1.53)%	(1.52)%	(1.68)%
Portfolio Turnover	10.62%	14.95%	36.45%	12.96%	14.03%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Note 1. Organization

STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.  The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

The Trust consists of six separate series portfolios (Funds). The Funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR Alternative Categories Fund (ACF)

               STAAR General Bond Fund (GBF)

               STAAR International Fund (INTF)

               STAAR Larger Company Stock Fund (LCSF)

               STAAR Short Term Bond Fund (STBF)

               STAAR Smaller Company Stock Fund (SCSF)

Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named.  Each fund may invest in other open-end funds (mutual funds), exchange traded funds (ETFs), closed-end funds and individual securities.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

Note 2. Summary of Significant Accounting Policies

Financial Accounting Standards Board Launches Accounting Standards Codification - The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the year ended December 31, 2013.

Equity Securities (including exchange traded funds) - Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sales price. Lacking a last sales price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3, when appropriate, of the fair value hierarchy.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Accounting Standards Codification, 820 (ASC 820) - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2013:

ACF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 644,775	-	-	$ 644,775
Exchange Traded Funds	1,113,110	-	-	1,113,110
Open-End Funds	1,391,185	-	-	1,391,185
Real Estate Investment Trusts	150,496	-	-	150,496
Short-Term Investments	200,205	-	-	200,205
Total	$3,499,771	-	-	$3,499,771

GBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Government Bonds	$ -	$1,598,860	-	$1,598,860
Exchange Traded Funds	200,976	-	-	200,976
Real Estate Investment Trust	104,770	-	-	104,770
Revenue Bond	37,584	-	-	37,584
Short-Term Investments	93,838	-	-	93,838
Total	$ 437,168	$1,598,860	-	$2,036,028

INTF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 155,450	-	-	$ 155,450
Exchange Traded Funds	587,424	-	-	587,424
Open-End Funds	2,034,822	-	-	2,034,822
Short-Term Investments	209,754	-	-	209,754
Total	$2,987,450	-	-	$2,987,450

LCSF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$577,109	-	-	$577,109
Exchange Traded Funds	570,399	-	-	570,399
Open-End Funds	2,375,929	-	-	2,375,929
Real Estate Investment Trusts	121,569	-	-	121,569
Short-Term Investments	49,672	-	-	49,672
Total	$3,694,678	-	-	$3,694,678

STBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Bonds	$ -	$1,034,014	-	$1,034,014
Exchange Traded Funds	108,314	-	-	108,314
Short-Term Investments	141,423	-	-	141,423
Total	$ 249,737	$1,034,014	-	$1,283,751

SCSF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 405,035	-	-	$ 405,035
Exchange Traded Funds	1,316,075	-	-	1,316,075
Open-End Funds	2,474,534	-	-	2,474,534
Real Estate Investment Trusts	73,289	-	-	73,289
Short-Term Investments	135,595	-	-	135,595
Total	$4,404,528	-	-	$4,404,528

(b) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Funds held no Level 3 securities any time during the year ended December 31, 2013.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds policy to recognize transfers into an out of Level 1 and Level 2 at the end of the reporting period.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Funds policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds had no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Other- GAAP requires that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

Note 3. Investment Management Agreement and Other Transactions with Affiliates

The Board of Trustees approved a management agreement (the “Management Agreement”) with the Adviser to furnish investment advisory and management services to the Fund.  Beginning July 1, 2012 the Fund paid the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25% for the STBF, 0.25% for the GBF, and 0.80% for all other portfolios.  For the year ended December 31, 2013, the Adviser earned $25,352, $5,568, $22,459, $26,826, $3,179, and $30,747 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  As of December 31, 2013, the Fund owed the Adviser for management fees $837, $158, $709, $883, $97, and $1,053 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.

Effective September 1, 1998, the Trust's shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust.  For the year ended December 31, 2013, the distribution fees were as follows, $311, $728, $173, $362, $600, and $323 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  As of December 31, 2013, the Fund owed the $38, $54, $36, $50, $53, and $13 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.

Certain affiliated persons holding shares in the six portfolios purchased such shares at net asset value.  Those affiliated persons held aggregate investments in the respective funds as of December 31, 2013, as follows:

	GBF	STBF	LCSF	SCSF	INTF	ACF
Affiliates - Shares Owned
J. Andre Weisbrod & Family	3,419	2,101	11,231	17,498	12,192	19,641
Employees	-	-	-	2,566	-	-
	3,419	2,101	11,231	20,064	12,192	19,641
Affiliates - Value of Shares Owned
J. Andre Weisbrod & Family	$ 34,052	$ 18,868	$ 178,805	$264,040	$ 151,428	$ 294,026
Employees	-	-	-	$ 38,724	-	-
	$ 34,052	$ 18,868	$ 178,805	$302,764	$ 151,428	$ 294,026

Shares Outstanding	207,855	143,285	232,085	291,841	240,408	233,779

Percentage of Ownership (Weisbrod + Employee)	1.64%	1.47%	4.84%	6.87%	5.07%	8.40%

Percentage of Ownership (Weisbrod only)	1.64%	1.47%	4.84%	6.00%	5.07%	8.40%

Mr. Weisbrod is an interested director because he is an owner of the Adviser.

Aggregate annual Trustee fees for the year ended December 31, 2013, were $9,645.

Note 4. Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares of a separate series.  Paid-in capital at December 31, 2013, was $2,669,219 representing 233,779 shares outstanding for the ACF, $2,195,443 representing 207,855 shares outstanding for the GBF, $2,305,217 representing 240,408 shares outstanding for the INTF, $2,693,310 representing 232,085 shares outstanding for the LCSF, $1,346,861 representing 143,285 shares outstanding for the STBF, and $3,612,779 representing 291,841 shares outstanding for the SCSF. Transactions in capital shares for the years ended December 31, 2013 and December 31, 2012, were as follows:

	December 31, 2013
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	20,427	13,743	18,288	11,345	42,881	23,840
Shares issued on Reinvestment of Dividends	9,382	3,019	1,503	-	958	6,232
Shares Redeemed	(12,718)	(42,723)	(10,241)	(13,611)	(42,409)	(17,117)
Net Increase (Decrease)	17,091	(25,961)	9,550	(2,266)	1,430	12,955

	December 31, 2013
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$286,078	$139,123	$215,067	$160,977	$386,285	$314,330
Shares issued on Reinvestment of Dividends	139,490	30,286	18,665	-	8,614	94,036
Shares Redeemed	(180,033)	(431,248)	(121,402)	(194,844)	(381,659)	(228,684)
Net Increase (Decrease)	$245,535	$(261,839)	$112,330	$(33,867)	$ 13,240	$179,682

	December 31, 2012
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	11,151	37,077	10,421	8,561	23,929	13,535
Shares issued on Reinvestment of Dividends	956	3,317	4,026	-	930	-
Shares Redeemed	(28,640)	(53,859)	(22,885)	(35,873)	(47,464)	(28,991)
Net Decrease	(16,533)	(13,465)	(8,438)	(27,312)	(22,605)	(15,456)

	December 31, 2012
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$138,864	$372,253	$113,999	$103,253	$214,006	$147,766
Shares issued on Reinvestment of Dividends	12,425	33,477	46,468	-	8,337	-
Shares Redeemed	(365,064)	(542,460)	(255,130)	(441,457)	(423,781)	(324,349)
Net Decrease	$(213,775)	$(136,730)	$(94,663)	$(338,204)	$(201,438)	$(176,583)

Note 5. Investment Transactions

For the year ended December 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $763,258 and $644,189 for the ACF, $109,656 and $204,967 for the GBF, $413,568 and $369,364 for the INTF, $538,716 and $506,694 for the LCSF, $554,658 and $546,823 for the STBF, and $419,765 and $383,492 for the SCSF, respectively.

Note 6. Tax Matters

At December 31, 2013, the tax cost basis for investments held were as follows: $2,513,796 for the ACF, $2,004,730 for the GBF, $2,174,755 for the INTF, $2,311,591 for the LCSF, $1,278,859 for the STBF, and $3,109,531 for the SCSF, respectively.

At December 31, 2013, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:

ACF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,003,704	$(17,744)	$985,960

GBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$54,286	$(22,988)	$31,298

INTF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$831,229	$(18,534)	$812,695

LCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,396,229	$(13,142)	$1,383,087

STBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$9,655	$(4,763)	$4,892

SCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,315,048	$(20,051)	$1,294,997

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

ACF	Value
Undistributed ordinary loss	$ (165,145)
Undistributed capital gain	9,427
Unrealized appreciation on investments	985,960

GBF	Value
Undistributed ordinary loss	$ (530)
Undistributed capital loss	(154,977)
Unrealized appreciation on investments	31,298

INTF	Value
Undistributed ordinary loss	$ (141,008)
Undistributed capital gain	8,109
Unrealized appreciation on investments	812,695

LCSF	Value
Undistributed ordinary loss	$ (326,483)
Undistributed capital loss	(55,855)
Unrealized appreciation on investments	1,383,087

STBF	Value
Undistributed ordinary loss	$ (54,016)
Undistributed capital loss	(11,096)
Unrealized appreciation on investments	4,892

SCSF	Value
Undistributed ordinary loss	$ (504,465)
Undistributed capital loss	(780)
Unrealized appreciation on investments	1,294,997

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax-basis components of distributions paid for the years ended December 31, 2013 and December 31, 2012 are as follows:

	ACF	GBF	INT	LCSF	STBF	SCSF
December 31, 2013

Ordinary Distribution	$ -	$ 30,471	$ -	$ -	$8,686	$ -
Capital Gain Distribution	$140,174	$ -	$18,768	$ -	$ -	$94,437

December 31, 2012

Ordinary Distribution	$ -	$33,659	$ -	$ -	$8,408	$ -
Capital Gain Distribution	$12,488	$ -	$46,739	$ -	$ -	$ -

As of December 31, 2013, the following net capital loss carryforwards existed for federal income tax purposes:

Year Expiring	ACF	GBF	INTF	LCSF	STBF	SCSF
2014	-	-	-	-	-	-
2015	-	-	-	-	-	-
2016	-	99,782	-	-	-	-
2017	-	55,195	-	-	11,098	-
2018	-	-	-	43,798	-	-
No Expiration	-	-	-	12,057	-	-
	$ -	$ 154,977	$ -	$ 55,855	$ 11,098	$ -

The above capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset.  The Trust will not make distributions from capital gains while a capital loss carryforward remains.

Note 7.

 New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

Staar Investment Trust

We have audited the accompanying statement of assets and liabilities of Staar Investment Trust (comprising respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund), including the schedule of investments, as of , and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the  period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Staar Investment Trust (comprising respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund), including the schedule of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for the period then ended, and the financial highlights for each of the three years in  the period then ended were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 25, 2012.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Staar Investment Trust as of , the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

GOFF BACKA ALFERA & COMPANY, LLC

Pittsburgh, Pennsylvania

February 28, 2014

STAAR Investment Trust Funds
Expense Illustration
December 31, 2013 (Unaudited)

Expense Example

As a shareholder of the STAAR Investment Trust Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Alternative Categories
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,123.11	$10.11
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.68	$9.60

* Expenses are equal to the Fund's annualized expense ratio of 1.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		General Bond
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,001.25	$8.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.89	$8.39

* Expenses are equal to the Fund's annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		International
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,108.03	$10.25
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.48	$9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Larger Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,133.31	$10.22
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.63	$9.65

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Short-Term
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,004.58	$7.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.10	$7.17

* Expenses are equal to the Fund's annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Smaller Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,169.12	$10.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.53	$9.75

* Expenses are equal to the Fund's annualized expense ratio of 1.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STAAR INVESTMENT TRUST FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Richard Levkoy * 103 Skrabut Lane Sewickley, PA 15143, 61	Trustee	Continuous, 13 yrs.	1 Series Trust (6 Funds)	Accountant, None
Thomas J. Smith * 736 Beaver Street Sewickley, PA 15143, 75	Trustee	Continuous, 14 yrs.	1 Series Trust (6 Funds)	Advertising/Marketing Consulting, None
Jeffrey A. Dewhirst 453 Washington Street Leetsdale, PA 15056, 65	Secretary/Trustee	Continuous, 18 yrs.	1 Series Trust (6 Funds)	Investment Banker, None

* Audit Committee members

STAAR INVESTMENT TRUST FUNDS

BOARD MEMBERS, OFFICERS AND COMMITTEE MEMBERS

DECEMBER 31, 2013 (UNAUDITED)

Board of Trustees

The Fund’s Board of Trustees oversees the Fund’s business and affairs, while day-to-day operations such as management of investments, recordkeeping, administration and other compliance responsibilities are the responsibility of Fund management which reports and is accountable to the Board.  The Board is responsible for overseeing the operations and risk management of the Fund in accordance with the provisions of the Investment Company Act, other applicable laws and the Fund's charter. The Board does not have a role in oversight of Fund investments or investment risk, except to the extent that they adopt and review and ultimately enforce compliance with Fund policies and procedures intended to reduce risks such as compliance risk and valuation risk.

The Board is composed of four members, three of whom are Independent Trustees who are not "interested persons" of the Fund, as that term is defined in the Act.  The Chairman of the Board, J. Andre Weisbrod, is an interested person of the Fund.  The Fund does not have a lead independent director.  Any Board member may propose items to be included on the Board’s agenda. The Board meets four times per year in regularly scheduled quarterly meetings.  In addition, the Independent Trustees generally meet without the presence of any interested person 2-3 times a year and the audit committee meets with the public accountants at least twice per year and separately as needed. They also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer as often as necessary but at least once a year. Board members receive regular reports at least quarterly from the Adviser and the Chief Compliance Officer. The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function.  The Independent Trustees have access to the Chief Compliance Officer and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.

The Board conducts an annual self-assessment and believes that the Board's leadership structure is appropriate given the Fund’s characteristics and circumstances including the Fund’s net assets, distribution arrangements, and the services provided by the Fund’s service providers.  The Independent Trustees have determined that the communications between them and among them and Fund management are excellent and see no need to appoint a lead Independent Trustee.

The members of the Board have been selected because of their individual experiences and education and for their ability to engage actively in serving as fiduciaries of the Fund.  We believe we have met our objective of having a Board composed of small business entrepreneurs with the background, experience and independence to raise issues and opinions and who understand the accountability, service and quality to which the Fund’s shareholders are entitled.

Board Members

Name & Address	Term of Office and Length of Time Served	Position Held With Registrant	Principal Occupation(s) during Past 5 Years

J. Andre Weisbrod, 13 East Forest Ave., Pittsburgh, PA 15202, Age 64	Indeterminate / 18 Years	Trustee , Chairman, Interested Director	President, STAAR Financial Advisors, inc., (Investment Adviser to the Trust)

Jeffrey A. Dewhirst, 453 Washington Street. Leetsdale, PA 15056, Age 65	Indeterminate / 18 Years	Trustee, Secretary, Independent Director	Investment Banker, Principal, Dewhirst Capital Corporation

Thomas J. Smith, 736 Beaver St., Sewickley, PA 15141, Age 75	Indeterminate / 14 Years	Trustee, Independent Director	Advertising/marketing Consultant

Richard Levkoy, 103 Skrabut Lane, Sewickley PA 15143 Age 61	Indeterminate / 13 Years	Trustee, Independent Director, Chairman of Audit Committee	Accountant

Additional Biographical Information

J. Andre Weisbrod:

Education: BFA, Ohio University, 1970.  Young Life Institute/Fuller Seminary 1971-75.  Chartered Financial Consultant, The American College, 1986.
Employment History: Founder, President & CEO, STAAR Financial Advisors, Inc., 1993 – present; Founder, Chairman of the Board of Trustees, The STAAR Investment Trust, 1996- present; Registered Representative, Olde Economie, 1998-2007; Registered Representative, Janney Montgomery Scott, 1983-1998; Insurance Agent, Penn Mutual, 1981-1993; Free lance writer/designer, 1980-81; Product Manager, Sea Breeze Laboratories and Clairol/Bristol Myers, 1976-1979; Staff and Area Director, Young Life Cincinnati, 1971-76;

Other: Board Member, Entrepreneurial Thursdays, 2005–present; Triumph Church Worship Team, 2011-present; St. Stephen’s Church Vestry 1991-99, Board Member, Young Life 1985-1994

Thomas Smith, Independent Trustee

Education:  Denison University. Bachelor of Arts

Employment History:  2004-Present – Part-time Consultant to Smith Brothers Agency; 1993-2003 -- Small Business owner/operator; 1989-92 -- President/CEO (Pittsburgh Office) of Della Femina McNamee U.S.; 1985-1989 -- President/CEO Ketchum International; 1978-84 -- Chairman/CEO Ketchum Advertising Pittsburgh and Washington, D.C. ;  1964-78 --Account Management Executive, Tatham-Laird & Kudner;  1960-1964 -- Officer, U.S. Navy;  1958-1960 -- Account Executive, Radio Station WCGO

Other: Board Positions -- Present: Imani Christian Academy and Starr Investment Trust; Past: D.T. Watson Rehabilitation Hospital; Gibson Greeting Cards; Ketchum Communications; Red Cross of Allegheny County; Salvation Army of Allegheny County; Pittsburgh Symphony; Saltworks Theatre Company; Sewickley Academy; Sewickley YMCA; St. Stephen’s Church (Sewickley) Vestry; Verland Foundation; World Vision, U.S

Richard Levkoy

Education:   1987 - 1993 La Roche College Pittsburgh, PA , Bachelor of Science In Accounting, summa cum laude

Employment History:  2006 - Present Accounting Consultant – CJL Engineering Moon Twp., PA;  2001 - Present St. Stephen’s Episcopal Church Sewickley, PA , Director of Finance;   2000 - 2006 Children’s Growth Fund Investment Partnership, Managing Partner;  1996 - 1999 Sewickley, PA, Chief Financial Officer - Sewickley Valley Healthcare Services, Senior Staff Accountant – Heritage Valley Health System; 1989 - 1995 Internal Medicine Associates Ambridge, PA,  Business Manager / Accountant; 1983 - 2001 Levkoy Real Estate Partnership Sewickley, PA, Managing Partner

Other: 2002 - Present STAAR Investment Trust Pittsburgh, PA, Board Member & Chair of Audit Committee; Volunteer Experience -- Two short term mission trips to Juarez, Mexico, 2000 and 2001, Short term mission trip to New Orleans in 2007, Fund raising for student ministries

Jeffrey Dewhirst

Education: B.A. Economics, Rutgers University, 1971, Phi Beta Kappa; MBA, University of Michigan, 1973.

Employment History:  2007 – Present President, Dewhirst Capital Corporation.  Owner and founder of Firm that provides merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies; 2002 – 2007 Managing Director, Dewhirst Warrick LLC.  Co-founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies.; 1997 – 2002 President, Dewhirst Capital Corporation.  Owner and founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.   Co-ventured with Warrick Financial Group, Inc. on certain engagements and transactions; 1993 – 1997 President, J. T. R. Capital Corporation. One of two founders/partners of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies; 1988 – 1993 Director, Corporate Finance/Investment Banking, Price Waterhouse.  Founded and managed the Pittsburgh-based Group that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.  Became part of the firm’s national Corporate Finance practice that eventually grew to include offices in 10 major cities; 1973 – 1988 Mellon Bank, N.A.  Held various progressive positions in middle market corporate lending and credit approval, including Vice President & Manager of the Pittsburgh Office and Senior Credit Officer of the Middle Market Lending Department.

Compensation

Each Trustee was compensated as follows in 2013.

$ 500 Quarterly for Board Meetings and other service connected with the Board.

$ 100 Quarterly for serving as Chairman, Officer or on a committee.

Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Committees

Due to the small size of the board, there is only one committee, the Audit Committee.  Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds.  The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

STAAR INVESTMENT TRUST FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (UNAUDITED)

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 332-7738 PIN 3370 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 332-7738 PIN 3370.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (800) 332-7738 PIN 3370.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling our toll free number (800) 332-7738 PIN 3370.

Investment Advisory Agreement Renewal

During a Board meeting held on December 2, 2013, the Trustees reviewed and discussed amongst other things, the renewal of the advisory agreement.  There were multiple considerations taken into account; performance, conflicts of interest, and expenses.  It was decided to renew the agreement for an additional year.

Board of Trustees

Jeffrey A. Dewhirst

Richard Levkoy

Thomas Smith

J. Andre Weisbrod

Investment Adviser

STAAR Financial Advisors, Inc.

604 McKnight Park Dr.

Pittsburgh, PA 15237

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Goff, Backa, Alfera & Co., LLC

3325 Saw Mill Run Blvd.

Pittsburgh, PA 15227

This report is provided for the general information of the shareholders of the STAAR Investment Trust. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2. CODE OF ETHICS.

 (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) There were no waivers to the Code of Ethics granted during the period.

(e) The Code of Ethics is not posted on registrant’s website.

(f) The Code of Ethics may be found at www.staarfunds.com

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Richard Levkoy, an accountant and member of the Trust's Board of Trustees is the designated audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(b) Audit related fees include fees billed in connection with assurance and related services provided by the registrant.

(c) Tax fees include fees billed in connection with the tax compliance, planning, and advice services provided by the Registrant.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit related, tax and other services and products.

           Fiscal Year Ended December 31,

                                  2012               2013

                                -------              -------

Audit Fees            $ 2,624          $ 28,000

Audit-Related        27,252                     0

Tax Fees                  3,950              3,900

All Other Fees               0                      0

                             ---------              -------

Total                   $ 33,826         $ 31,900

(e)  The Audit Committee annually meets with the independent registered accounting firm to review and approve the audit plan prior to execution.  Items covered in the related report and meeting include, among other things: update of the auditor’s understanding the entity and its operating environment, audit objectives, anticipated reports to be issued, other services to be rendered, audit planning activities to date and resulting service fees segregated as prescribed into audit, audit-related and tax service fees. Upon conclusion of the meeting, the Audit Committee Chairman executes an engagement letter covering audit, audit-related and tax service fees.

 During the course of the audit work, the Audit Committee Chairman is kept informed of any significant issues that arise, including those that have an effect on audit scope. At the conclusion of the audit, and prior to issuance, the Audit Committee meets with the independent registered accounting firm to review a summary of the audit through review of various reports, including the required communication to the Audit Committee.

Using the above described procedures, the Audit Committee considers 100% of the independent registered accounting fees to be approved. The Registrant considers the Audit Committee's administration of the engagement to be in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f) There were no audit, audit-related or tax services provided by persons other than the Registrant's independent registered accounting firm's full-time, permanent employees.

 (g) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor.

(h) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor or to any entity controlling, controlled by, or under common control with the advisor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF  INVESTMENTS.

Not applicable – schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics may be found at www.staarfunds.com

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(a)(3)

EX-99.CERT.  Filed herewith.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The STAAR Investment Trust

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Chief Financial Officer

SIGNATURES

The STAAR Investment Trust

(Registrant)

Date March 3, 2014

The STAAR Investment Trust

(Registrant)

Date March 3, 2014